J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated May 22, 2024

to the current Summary Prospectuses, Prospectuses and Statement of Additional information, as supplemented

Portfolio Manager Retirement In Spring 2025. Matthew Cohen, M.D. has announced his retirement from J.P. Morgan Investment Management Inc. in the spring of 2025. Dr. Cohen will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement the current portfolio managers, Eytan Shapiro, Phillip D. Hart and Michael Stein, will assume full authority of the day-to-day management of the Fund. Mr. Shapiro will continue as the lead portfolio manager on the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SCG-524